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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
SKYWEST, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SKYWEST, INC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 4, 2004

To the Shareholders of Skywest, Inc.:

        The Annual Meeting of Shareholders of SkyWest, Inc. (the "Company") will be held at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 4, 2004, at 11:00 a.m. (the "Annual Meeting"). The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

  (1)
  The election of nine members of the Board of Directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

  (2)
  The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004.

  (3)
  Such other matters as may properly come before the meeting.

        The Board of Directors has fixed the close of business on March 31, 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS
Jerry C. Atkin Chairman of the Board

DATED: April 7, 2004

IMPORTANT

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

SKYWEST, INC.
444 South River Road
St. George, Utah 84790

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
May 4, 2004

SOLICITATION OF PROXIES

        This Proxy Statement is being furnished to the shareholders of SkyWest, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's Common Stock, no par value (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 4, 2004, at 11:00 a.m., and at any adjournment or postponement of that meeting (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 7, 2004.

        The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTING

        The Board of Directors has fixed the close of business on March 31, 2004 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 58,015,092 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

        Shares of Common Stock that are entitled to be voted at the Annual Meeting and that are represented by properly executed proxies will be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated, those shares will be voted FOR the election of each of the nine director nominees; FOR the ratification of the appointment of Ernst & Young LLP as independent public accountants for the year ending December 31, 2004; and, in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date; by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked; or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required

        The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by proxy, is required for a quorum at the Annual Meeting. Holders of shares of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record on the Record Date. In the election of directors, shareholders will not be allowed to cumulate their votes. The nine nominees receiving the highest number of votes will be elected. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. Under Utah law, the proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company will be approved if the votes cast in favor of the proposal exceed the votes cast in opposition. As a result, abstentions and broker non-votes will not affect the outcome of the voting on the proposal. Any other matter presented for approval by the shareholders at the Annual Meeting will generally be approved if the votes cast in favor of a matter exceed the votes cast in opposition. As a result, abstentions and broker non-votes generally will not affect the outcome of any such matter.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Directors elected at the Annual Meeting will serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Shareholders do not have cumulative voting rights in the election of directors (each shareholder is entitled to cast one vote for each share held for each director). Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "FOR" the election as directors of the persons identified below as nominees for director. Each of the nominees is currently serving as a director. If for any reason the candidacy of any one or more of the nominees is withdrawn, the proxies will be voted "FOR" such other person or persons, if any, as may be designated by the Board of Directors. The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.

Nominees for Director

        The following paragraphs set forth information about each nominee for election as a director.

        JERRY C. ATKIN, 55, joined the Company in July 1974 as a member of the Board of Directors and the Company's Director of Finance. In 1975, he assumed the office of President and Chief Executive Officer. He was elected Chairman of the Board in 1991. Prior to employment by the Company, Mr. Atkin was employed by a public accounting firm and is a certified public accountant. He currently serves as a director of Zions Bancorporation, a Utah bank holding company.

        J. RALPH ATKIN, 60, was the founder of the Company and served as President and Chief Executive Officer from 1972 to 1975. He served as Chairman of the Board from 1972 to 1991. From 1984 to 1988, he served as Senior Vice President of the Company. He served as Chief Executive Officer of EuroSky, a company organized to explore the feasibility of a regional airline in Austria, during 1994 and 1995. From March 1991 to January 1993, he was Director of Business and Economic Development for the State of Utah. Mr. Atkin is an attorney and has been engaged in the private practice of law in St. George, Utah since 1970. Mr. Atkin has served as a director of the Company since 1972.

        SIDNEY J. ATKIN, 69, was elected Vice Chairman of the Board in 1988. From 1984 to 1988, he served as Senior Vice President of the Company. From 1958 to 2002, Mr. Atkin was the President of Sugarloaf Corp., a Utah corporation involved in the operation of restaurants and motels. Mr. Atkin is currently retired. Mr. Atkin has served as a director of the Company since 1973.

        MERVYN K. COX, 67, is an orthodontist engaged in private practice and is also engaged in the development and management of real estate. Mr. Cox has served as a director of the Company since 1974.

        IAN M. CUMMING, 63, currently serves as the Chairman of the Board of Leucadia National Corporation, a diversified financial services holding company principally engaged in personal and commercial lines of property and casualty insurance, banking and lending and manufacturing. He is also Chairman of the Board of the Finova Group, Inc., a middle-market lender; Chairman of the Board of WilTel Communications, a fiber optic network media company; Chairman of the Board of Barbados Light & Power Co., a Caribbean utilities company; director of MK Gold Company, a gold mining and exploration company; director of Allcity Insurance Company, a property and casualty insurer; and director of Carmike Cinemas, Inc., a publicly-held motion picture exhibitor. He has served as a director of the Company since 1986.

        STEVEN F. UDVAR-HAZY, 58, is currently Chairman of the Board and Chief Executive Officer of International Lease Finance Corporation, a wholly-owned subsidiary of American International Group, Inc., which leases and finances commercial jet aircraft worldwide. Mr. Udvar-Hazy has been engaged in aircraft leasing and finance for more than 36 years. He has served as a director of the Company since 1986.

        HYRUM W. SMITH, 60, is the co-founder and Vice Chairman of Franklin Covey Co., a publicly-held learning and performance solutions company dedicated to increasing the effectiveness of individuals and organizations. Mr. Smith was the Chief Executive Officer of Franklin Covey Co. from February 1997 to March 1998, a position he also held from April 1991 to September 1996. Mr. Smith was Senior Vice President of Franklin Quest Co. from December 1984 to April 1991. Franklin Covey Co. was formerly known as Franklin Quest Co. prior to its merger with the Covey Leadership Center, Inc. in May 1997. Mr. Smith has served as a director of the Company since 1995.

        ROBERT G. SARVER, 42, is the Chairman of the Board and Chief Executive Officer of Western Alliance Bancorporation, a commercial bank holding company doing business in Nevada, California and Arizona. He served as Chairman of the Board and Chief Executive Officer of California Bank and Trust from 1995 to 2001. Prior to 1995, he served as the President of National Bank of Arizona. Mr. Sarver is also an executive director of Southwest Value Partners, a real estate investment company, and is a director of Meritage Corporation, a builder of single-family homes. Mr. Sarver has served as a director of the Company since January 2000.

        W. STEVE ALBRECHT, 57, is the Associate Dean and Arthur Andersen Professor of Accounting, Marriott School of Management, Brigham Young University, and has been with Brigham Young University since 1977. He is a certified public accountant (CPA), certified internal auditor (CIA), and certified fraud examiner (CFE). He previously taught at Stanford and the University of Illinois. He has served in various leadership positions, including president of the American Accounting Association, Association of Certified Fraud Examiners and Beta Alpha Psi; as a member of COSO and the Institute of Internal Auditors Board of Regents; and currently serves on the governing council of the AICPA and on FASAC, the advisory group to the FASB. He serves on the board of directors of ICON Health & Fitness, Red Hat, Inc. and Cypress SemiConductor. Mr. Albrecht has been a director of the Company since May 2003.

        The Board of Directors recommends that shareholders vote FOR each of the foregoing nominees.

Meetings and Committees

        During the year ended December 31, 2003, the Board of Directors held seven meetings. All members attended at least 75% of all board meetings and applicable committee meetings held during the year.

        The Board of Directors has a Compensation Committee that reviews and establishes compensation for the Company's officers, except the Chief Executive Officer, whose compensation is approved by the Board of Directors upon recommendation of the Compensation Committee. The Compensation Committee also approves the amount of contributions to the employees' retirement plan and administers the Company's stock option plans. The members of the Compensation Committee currently are J. Ralph Atkin, Chairman, Hyrum W. Smith, Steven F. Udvar-Hazy and Sidney J. Atkin. The Compensation Committee met two times during the year ended December 31, 2002.

        The Board of Directors has an Audit and Finance Committee that is responsible for oversight of management's conduct of the Company's financial reporting process. The Audit and Finance Committee has responsibility for overseeing (i) the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company's systems of internal accounting and financial controls, and (iii) the annual independent audit of the Company's financial statements. The Audit and Finance Committee operates under a written Audit and Finance Committee Charter adopted by the board, a copy of which is attached to this Proxy Statement as Appendix A. The members of the Audit and Finance Committee are W. Steve Albrecht, Chairman, Ian M. Cumming, Mervyn K. Cox and Robert G. Sarver. Each member of the Audit and Finance Committee is an independent director for purposes of the Marketplace Rules of the Nasdaq National Market on which the Common Stock is currently quoted. The Board of Directors has determined that W. Steve Albrecht, who serves on the Audit and Finance Committee, is an audit committee financial expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934. The Audit and Finance Committee met nine times during the year ended December 31, 2003.

        The Board of Directors has a Nominating and Governance Committee that recommends to the Board of Directors nominees for election, as well as the amount of director compensation. The Nominating and Governance Committee operates under a written Nominating and Governance Committee Charter adopted by the board, a copy of which is attached to this Proxy Statement as Appendix B. The Nominating and Governance Committee will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to the Secretary of the Company in the manner described for shareholder nominations below under the heading "Proposals of Security Holders for 2005 Annual Meeting." Director nominees must have a strong professional or other background, a reputation for integrity and responsibility, and experience relevant to the Company. The nominee must be able to commit appropriate time to prepare for, attend and participate in all board and applicable committee meetings and the annual meeting of shareholders and must not have any conflicts of interest with the Company. The Nominating and Governance Committee will also require some director nominees to be independent as defined under the NASD listing standards. All nominees, whether submitted by a shareholder or the Nominating and Governance Committee, will be evaluated in the same manner. The members of the Nominating and Governance Committee are Mervyn K. Cox, Chairman, Sidney J. Atkin, Ian M. Cumming and Hyrum W. Smith. All members of the Nominating and Governance Committee are independent for purposes of the NASD listing standards. The Nominating and Governance Committee met once during the year ended December 31, 2003.

Code of Ethics

        The Company has not yet adopted a code of ethics for its principal executive officer and principal financial officer. The Company is, however, in the process of developing a code of ethics and intends to adopt a code of ethics at its next board meeting on May 4, 2004.

Shareholder Communication with the Board of Directors

        The Board of Directors allows shareholders to send communications to the board through its Nominating and Governance Committee. All communications, except those related to shareholder proposals that are discussed below under the heading "Proposals of Security Holders for 2005 Annual Meeting," must be sent to the Chairman of the Nominating and Governance Committee at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790. All Board members are strongly encouraged to attend the Annual Meeting of Shareholders. All Board members were present at the 2003 Annual Meeting of Shareholders.

Family Relationships

        J. Ralph Atkin and Sidney J. Atkin are brothers. Jerry C. Atkin is their nephew.

EXECUTIVE OFFICERS

        In addition to Jerry C. Atkin, the President and Chief Executive Officer of the Company, certain information is furnished with respect to the following executive officers of the Company. The following officers are elected at the meeting of the Board of Directors held immediately after the Annual Meeting and hold office for one year.

        RON B. REBER, 50, has served in various capacities since joining the Company in 1977. He is currently Executive Vice President of the Company and Chief Operating Officer of SkyWest Airlines, Inc., a wholly-owned subsidiary of the Company, with general responsibility for flight operations, maintenance, customer service, market planning, marketing, revenue control and pricing.

        BRADFORD R. RICH, 42, joined the Company in 1987 as Corporate Controller. He is a certified public accountant and was previously employed by an international public accounting firm. He is currently Executive Vice President, Chief Financial Officer and Treasurer of the Company, with responsibility for financial accounting, treasury, public reporting, investor relations, internal audit, risk management, contracts and information technology.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table provides certain summary information for the calendar years ending December 31, 2003 concerning the compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company whose annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

Long-Term Compensation
Awards
Annual Compensation
Securities Underlying Options (#)
Name and Position	Year	Salary ($)	Bonus ($)		All Other Compensation ($)(1)
Jerry C. Atkin, Chairman, President and Chief Executive Officer	2003 2002 2001	267,200 315,000 311,853	288,907 444,714 401,739	104,000 104,000 104,000	66,733 81,056 89,399
Ron B. Reber, Executive Vice President and Chief Operating Officer of SkyWest Airlines, Inc.	2003 2002 2001	172,800 203,000 206,045	186,838 286,765 258,899	50,000 50,000 50,000	43,157 51,328 49,091
Bradford R. Rich, Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	164,000 187,000 188,641	177,323 264,869 238,493	50,000 50,000 50,000	40,959 46,041 43,728

(1)
Represents contributions by the Company to the 2002 Deferred Compensation Plan on behalf of each of the respective Named Executive Officers.

Option Grants in Last Fiscal Year

        The following table sets forth individual grants of stock options made to the Named Executive Officers during the year ended December 31, 2003.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)	Expiration Date
					5%	10%
Jerry C. Atkin	104,000	9.1%	$19.18	2/4/14	$1,254,469	$3,179,070
Ron B. Reber	50,000	4.4	19.18	2/4/14	603,110	1,528,399
Bradford R. Rich	50,000	4.4	19.18	2/4/14	603,110	1,528,399

(1)
All options were granted under the Company's Executive Stock Option Plan and become exercisable on May 3, 2007.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

        The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the Named Executive Officers on December 31, 2003. No options were exercised during the year ending December 31, 2003.

	Number of Securities Underlying Unexercised Options at Year-End	Value of Unexercised In-the-Money Options at Year-End($)(1)
Name	Exercisable(1)/ Unexercisable	Exercisable/ Unexercisable
Jerry C. Atkin	416,000/312,000	$1,035,008/$780,000
Ron B. Reber	84,000/150,000	$0/$375,000
Bradford R. Rich	252,000/150,000	$1,085,364/$375,000

(1)
Calculated based on the difference between the exercise price and the price of a share of Common Stock on December 31, 2003, which was $18.07 as reported on the Nasdaq National Market.

Directors' Compensation

        All directors, except Jerry C. Atkin, receive a fee of $1,400 for each board meeting attended, $700 for each committee meeting attended and $21,000 as an annual retainer. The vice-chairman of the Board of Directors, the chairman of the Compensation Committee and the chairman of the Nominating and Governance Committee also receive an additional $1,400 annually, and the chairman of the Audit and Finance Committee receives an additional $5,000 annually.

        In addition to the director's compensation described above, the Company has engaged Steven F. Udvar-Hazy, a director of the Company, to provide consulting services relating to commercial aviation industry conditions, trends and development. The Company pays Mr. Udvar-Hazy an annual consulting fee of $6,000 for those services.

Compensation Committee Interlocks and Insider Participation

        J. Ralph Atkin served as the Chairman of the Compensation Committee during the year ended December 31, 2003. Mr. Atkin was the founder of the Company and served as President and Chief Executive Officer of the Company from 1972 to 1975. From 1984 to 1988, Mr. Atkin also served as Senior Vice President of the Company.

Certain Relationships and Related Party Transactions

        Jerry C. Atkin, the Company's President, Chief Executive Officer and Chairman of the Board, serves as a director of Zions Bancorporation. The Company maintains a line of credit and certain bank accounts with Zions First National Bank ("Zions"), an affiliate of Zions Bancorporation. The aggregate balance in the Company's accounts maintained with Zions as of December 31, 2003 was $23,896,000. Zions is an equity participant in leveraged leases on two Bombardier regional jets operated by the Company, and Zions provides investment administrative services to the Company for which the Company paid approximately $188,500 during the year ended December 31, 2003.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a)

forms they file. Based solely upon a review of the copies of those forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all Section 16(a) forms required to be filed by the Company's executive officers and directors during the year were filed timely.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

        The following is the report of the Audit and Finance Committee with respect to the Company's consolidated financial statements for the year ended December 31, 2003.

        The Audit and Finance Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company's systems of internal accounting and financial controls and (iii) the annual independent audit of the Company's financial statements. The committee is composed of four outside directors, each of whom is an independent director for purposes of the Marketplace Rules of the Nasdaq National Market. All members of the committee are financially literate and the chairman of the committee has accounting or related financial management expertise.

        The committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on that review and those discussions, the committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT AND FINANCE COMMITTEE:
W. Steve Albrecht, Chairman Ian M. Cumming Mervyn K. Cox Robert G. Sarver

REPORT OF THE COMPENSATION COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that incorporate by reference, in whole or in part, subsequent filings, including, without limitation, this Proxy Statement, the following report of the Compensation Committee and the performance graph set forth on page 14 hereof shall not be deemed to be incorporated by reference into any such filings.

        The rules of the SEC addressing disclosure of executive compensation in proxy statements require the Compensation Committee to include in this Proxy Statement a report from the Compensation Committee addressing, with respect to the most recently completed fiscal period, (a) the Company's policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of the Company's Chief Executive Officer, Jerry C. Atkin, and (c) any relationship between such compensation and the Company's performance.

        The Company's executive compensation program is administered by the Compensation Committee, which is responsible for establishing the policies governing the Company's compensation program and the amount of compensation for each of the Company's executive officers. The Compensation

Committee has oversight responsibility for all executive compensation and executive benefit programs of the Company.

Compensation Committee Report on Executive Compensation

        The Compensation Committee regularly reviews and approves decisions with respect to compensation of the Company's officers and other employees. The Board of Directors has appointed four of its non-employee members to serve on the Compensation Committee and empowered the Compensation Committee to

  •
  Recommend CEO compensation to the board;

  •
  Approve all other executive officer compensation;

  •
  Approve Company-wide and executive officer incentive/bonus plans and profit sharing/retirement contributions;

  •
  Review Company compensation packages as a whole; and

  •
  Administer the Company's various stock-based incentive plans.

Executive Compensation Policies

        The Company's executive compensation policies, as endorsed by the Compensation Committee, have been designed to provide a balanced compensation program that will assist the Company in its efforts to attract, motivate and retain talented executives who the Compensation Committee and senior management believe are important to the Company's long-term financial success. The Company seeks to accomplish this goal by providing a compensation program that, in the judgment of the Compensation Committee and senior management,

  •
  is competitive with compensation programs offered by the Company's primary competitors and by other comparable companies;

  •
  integrates certain compensation elements with the Company's financial performance by linking an incentive plan to the Company's net income as well as other corporate and operational goals; and

  •
  links certain compensation elements with an opportunity to own Common Stock so that Company executives will have a personal interest in the increase in share value and, as a result, have common interests with the Company's shareholders.

        The Compensation Committee believes that each of these factors is important to the long-term financial success of the Company. In designing and implementing the individual components of the Company's executive compensation program, the Company seeks a balance among these factors that will vary depending on the level of policy-making and operational responsibility of the executive. The Compensation Committee and senior management annually review the structure of the Company's executive compensation program to ensure that these goals are being accomplished.

Executive Compensation Program

        The components of the Company's current executive compensation program include salary, annual cash incentive bonus awards and long-term incentive plans in the form of stock option plans and deferred compensation plans.

Salaries and Cash Incentive Bonus Awards

        The Compensation Committee establishes the salaries and bonus awards for all executive officers, except the CEO, whose salary and annual bonus award it recommends for approval by the full Board. The salary and bonus award levels are established and adjusted annually based on factors such as competitive trends, annual inflation rates, overall financial performance of the Company and individual performance of the executive officers. The base salary for the executive officers is generally fixed below industry average levels with the opportunity to receive annual bonuses that would make total compensation comparable. The Company's annual bonus awards to its executive officers, some of which are reflected in the Summary Compensation Table, are based on the financial performance of the Company together with subjective and objective performance criteria.

        At the beginning of each fiscal year, the Compensation Committee establishes cash bonus award guidelines based on the Company's earnings. Commencing in 1999, the Company adopted an incentive plan for all officers, including executive officers, pursuant to which a bonus was paid to the Company's President, two Executive Vice Presidents, and ten Vice Presidents and other management personnel; subject, however, to the discretionary authority of the Board of Directors and the Compensation Committee to vary the amounts or percentages paid based on extraordinary performance, achievement of (or failure to achieve) objectives and other similar factors. For the year ended December 31, 2003, bonuses were paid to the Company's officers based on the incentive plan as adopted. A separate incentive bonus plan, paid quarterly, was in effect for all other employees employed at least two years.

Employee Retirement Plan—401(k)

        The Company maintains the SkyWest Airlines Employee Retirement Plan (the "Retirement Plan"), which is a defined contribution plan, for the benefit of employees who have completed at least 90 days of service with the Company. The Retirement Plan is qualified under Sections 401(a) and (k) of the Internal Revenue Code (the "Code").

        The Retirement Plan provides for pre-tax participant contributions and matching contributions by the Company, subject to the requirements of Section 401(k) of the Code. The Company may also make discretionary contributions for participants without regard to participant contributions. The Company's combined contributions to the Retirement Plan were $7,845,021 for the year ended December 31, 2003. The Company's officers are not eligible to participate in matching contributions made by the Company under the Retirement Plan.

        Separate accounts are maintained for all contributions and directed by participants among 16 types of investment funds. All contributions to a participant's account under the Retirement Plan are non-forfeitable. The Retirement Plan permits certain withdrawals and loans during service. Distributions from the Retirement Plan are made upon termination either in a lump sum or in annual installments over a period of up to ten years (but in no event over a period exceeding five years following a participant's death).

Deferred Compensation Plans

  2002 Deferred Compensation Plan

        Effective December 1, 2002, the Board of Directors adopted the SkyWest, Inc. 2002 Deferred Compensation Plan (the "2002 Deferred Compensation Plan"). The principal purpose of the 2002 Deferred Compensation Plan is to provide deferred compensation to executive employees of the Company, including the Company's Chief Executive Officer, who are designated by the Compensation Committee. Under the 2002 Deferred Compensation Plan, each participating executive is permitted to irrevocably elect to defer the receipt of all or a portion of his or her compensation related to the applicable plan year, subject to reductions required to satisfy tax withholding requirements. In addition, the Company may make discretionary contributions to the participating executives' accounts. For the year ending December 31, 2003, the Company presently intends to contribute to the 2002 Deferred Compensation Plan 12 percent of the compensation to be paid to participating executives during the year. Participants in the 2002 Deferred Compensation Plan are not eligible for matching contributions under the Retirement Plan. Accounts maintained under the 2002 Deferred Compensation Plan represent obligations of the Company to pay to each participating executive his or her applicable account balances upon the termination of his or her participation in the 2002 Deferred Compensation Plan, the termination of the 2002 Deferred Compensation Plan or the occurrence of other specified events such as the participating executive's death or a change in control of the Company.

  Executive Deferred Compensation Plan

        Before the adoption of the 2002 Deferred Compensation Plan, the Company' maintained the Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). Under the terms of the Deferred Compensation Plan, the Company contributed to the Deferred Compensation Plan 12 percent of the compensation paid to the officers of the Company during the prior calendar year. Under the Deferred Compensation Plan, the Company maintained split dollar life insurance policies on the lives of participants. The officer were the owners of the policy, and the Company was responsible for payment of premiums. The premiums were recoverable by the Company and would be paid to each participant as deferred compensation following termination of employment. The earnings under the policies and death proceeds of policies would be paid to participants or to a designated beneficiary. Participants in the Deferred Compensation Plan were not eligible for matching contributions under the Company's Retirement Plan. Effective December 1, 2002, in connection with the Company's adoption of the SkyWest, Inc. 2002 Deferred Compensation Plan described above, the Company suspended further funding of the Deferred Compensation Plan. As of December 31, 2003 all participants except Bradford R. Rich have terminated participation in this plan, and the related funds have been rolled into the 2002 Deferred Compensation Plan.

Stock Option Plans

        The Company's Amended and Combined Incentive and Non-statutory Stock Option Plan was adopted by the Board of Directors in April 1991 (the "1991 Plan") and approved by the shareholders of the Company in August 1991. The Plan provided for the grant of options to purchase shares of Common Stock, which were either incentive stock options ("Incentive Stock Options"), as that term is defined in the Code, or non-statutory stock options ("Non-statutory Options").

        In August 2000, the Company's shareholders approved the adoption of the SkyWest, Inc. Executive Stock Incentive Plan (the "Executive Plan"). The Executive Plan became effective January 1, 2001. The Executive Plan replaced the 1991 Plan; however, all outstanding options under the 1991 Plan as of January 1, 2001 remained outstanding, but no further grants have been or will be made under the 1991 Plan. The Executive Plan provides for the issuance of up to 4,000,000 shares of Common Stock to officers, directors and other management employees.

        The Compensation Committee has complete authority to determine the persons to whom and the time or times at which grants of options under the Executive Plan will be made, whether those options will be Incentive Stock Options or Non-statutory Options, the exercise price, term, restrictions on exercise and transferability and vesting schedules, all of which are set forth in a Stock Option Agreement. In no event, however, may the exercise price of an Incentive Stock Option be less than the fair market value of a share of Common Stock on the date of grant or exercisable after the expiration of ten years from the date of grant, and no option may be exercisable before six months have lapsed from the date of grant (except in the case of death or disability). In considering the grant of options to executive officers, the Compensation Committee takes into consideration such factors as the projected value of the Common Stock in the future based on the Company achieving its performance goals, the executive officers' current salary and the overall performance of the Company. The Compensation Committee attempts to award options in an amount that will provide executive officers with options that will have a value in the future equal to a targeted percentage of the officers' base salaries if the Company's performance goals are met during the vesting period.

Chief Executive Officer Compensation

        Using the process and criteria discussed above, effective January 1, 2003, the Compensation Committee recommended and the Board of Directors set Jerry C. Atkin's annual base salary at $267,200 and established guidelines for the payment of an annual bonus award based on the Company's net income and also subject to achieving other non-financial objectives. After the end of the year ended December 31, 2003, the Compensation Committee awarded Mr. Atkin a $288,907 bonus based on the Company's performance during the year. Mr. Atkin's bonus is formula driven based on the net income of the Company. The Compensation Committee has the discretion to adjust Mr. Atkin's formula driven bonus up or down but did not do so for the year ended December 31, 2003. The Compensation Committee also awarded to Mr. Atkin options to purchase up to 104,000 shares of Common Stock based on the criteria described above.

COMPENSATION COMMITTEE
J. Ralph Atkin, Chairman Steven F. Udvar-Hazy Hyrum W. Smith Sidney J. Atkin

PERFORMANCE GRAPH

        Set forth below is a graph comparing the cumulative shareholder return on the Common Stock from December 31, 1998 through December 31, 2003 against the cumulative total return on the Composite Index for Nasdaq Stock Market (US Companies) and an Index for Nasdaq Stocks (SIC 4510-4519) (an index composed of Nasdaq companies engaged in air transportation, including regional airlines whose stocks trade on Nasdaq) for the same period. The graph assumes an initial investment of $100.00 with dividends reinvested.

Total Return Analysis	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
SkyWest, Inc.	$100.00	$86.07	$177.39	$157.58	$81.31	$113.01
Nasdaq Composite	$100.00	$185.43	$111.83	$88.76	$61.37	$91.75
Nasdaq Stocks (SIC 4510-4519 U.S. companies) Air Transportation, Scheduled, and Air Courier Services	$100.00	$113.62	$131.13	$90.41	$69.07	$103.45

Source: Standard and Poor's Investment Service

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of February 10, 2003, information with respect to the shares of Common Stock owned beneficially by each director or nominee for director, each Named Executive Officer, all executive officers and directors as a group and each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated. Except as otherwise set forth below, the business address of the following beneficial owners and members of management is the SkyWest Corporate Office located at 444 South River Road, St. George, Utah 84790.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Barclays Global Investors NA 45 Freemont St 17th Floor San Francisco, CA 94105	5,004,400	8.6%
Deutsche Bank AG Taunusanlage 12 D-60325 Frankfurt AM Main GE Germany	3,149,965	5.4%
Jerry C. Atkin(2)	2,306,500	3.9%
Sidney J. Atkin(3)	1,534,999	2.6%
Mervyn K. Cox(4)	409,621	*
Bradford R. Rich(5)	351,468	*
Ron B. Reber(6)	184,000	*
Ian M. Cumming(7)	58,000	*
J. Ralph Atkin(7)	42,000	*
Robert G. Sarver(8)	33,000	*
Steven Udvar-Hazy(7)	41,600	*
Hyrum W. Smith(7)	40,000	*
W. Steve Albrecht(9)	8,000	*
All Executive Officers and Directors as a group (11 persons)(10)	5,009,188	8.5%

*
Represents less than 1% of total outstanding shares.

(1)
Based on total outstanding shares of 58,015,092 as of March 31, 2004.

(2)
Includes 828,579 shares held by Mr. Atkin's wife and 416,000 shares issuable upon exercise of options.

(3)
Includes 1,145,500 shares held by a family limited partnership of which Mr. Atkin and his wife are the general partners, 349,361 shares held by Mr. Atkin as trustee of a trust for the benefit of his family, 138 shares held by his wife and 40,000 shares issuable upon exercise of options.

(4)
Includes 24,000 shares issuable upon exercise of options.

(5)
Includes 302,000 shares issuable upon exercise of options.

(6)
Includes 134,000 shares issuable upon exercise of options.

(7)
Includes 40,000 shares issuable upon exercise of options and 1,000 shares beneficially owned by Mr. Udvar-Hazy's son. Mr. Udvar-Hazy disclaims beneficial ownership of the 1,000 shares owned by his son.

(8)
Includes 16,000 shares issuable upon exercise of options.

(9)
Includes 8,000 shares issuable upon exercise of options.

(10)
Includes 1,204,000 shares issuable upon exercise of options.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF AUDITOR

        The Audit Committee has selected the firm of Ernst & Young LLP ("Ernst & Young"), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, subject to ratification by the Company's shareholders. The Board of Directors anticipates that one or more representatives of Ernst & Young will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Ernst & Young as the Company's independent auditor.

Audit Fees

        The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2003 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $154,000.

All Other Fees

        During the year ended December 31, 2002, Ernst & Yong billed the Company, in addition to the fees described in the preceding paragraphs, approximately $14,500 for professional services rendered in connection with the audit of the Company's employee benefit plan.

        All of the fees above were approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has concluded that it is.

Pre-Approval Policies and Procedures

        The Company pre-approves a schedule of audit and non-audit services expected to be performed by Ernst & Young LLP in a given fiscal year. In addition, the Audit Committee delegates authority to its Chairman to pre-approve additional audit and non-audit services by Ernst & Young LLP (other than services that have been generally pre-approved by the Audit Committee) in the aggregate amounting to $10,000 or less since the previous meeting at which pre-approval decisions were reported. The Chairman must report any such pre-approval decisions to the Committee at its next scheduled meeting.

Change of Auditor

        On March 31, 2003, the Company dismissed its former independent auditors, KPMG LLP ("KPMG"), and, effective April 7, 2003, selected Ernst & Young LLP ("E&Y") to be its new independent auditors. The Company's actions were approved by the Audit Committee of its Board of Directors.

        KPMG was appointed as the Company's independent auditors on June 24, 2002. In connection with KPMG's review of the Company's consolidated financial statements as of and for the three and nine-month periods ended September 30, 2002, KPMG identified certain adjustments to the Company's accounting for CRJ200 engine overhaul costs and related agreements. Skywest and KPMG initially disagreed as to the amount of the adjustments to be recorded in prior fiscal periods. Following discussions between the Company and KPMG, which discussions involved the Company's Board of Directors and its Audit and Finance Committee, those disagreements were ultimately resolved through a re-audit and restatement of the Company's consolidated financial statements as of and for the year ended December 31, 2001 and KPMG's issuance of their report with respect thereto. Additionally, the Company restated its consolidated financial statements as of and for the interim periods ended March 31 and June 30, 2002. There has been no subsequent disagreement between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports. The Company has authorized KPMG to respond fully to any inquiries of any successor accountant concerning the subject matter of such disagreements. There have occurred no reportable events as defined in Item 304(a)(1)(V) of Regulation S-K promulgated by the Securities and Exchange Commission.

        The audit reports of KPMG on the Company's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

  KPMG's report on the Company's consolidated financial statements as of and for the year ended December 31, 2001 contained a separate paragraph stating that "the Company has restated the consolidated balance sheet as of December 31, 2001, and the related consolidated statements of income, stockholders' equity and comprehensive income, and cash flows and financial statement schedule for the year then ended, which consolidated financial statements and financial statement schedule were previously audited by other independent auditors who have ceased operations."

  KPMG's report on the Company's consolidated financial statements as of and for the year ended December 31, 2002 contained a separate paragraph stating that "the Company changed its method of accounting for CRJ engine overhaul costs from the accrual method to the direct expense method in 2002."

        During the two most recent fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through April 7, 2003, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        The Company provided a copy of the foregoing disclosures to KPMG in connection with the Company's filing of a Current Report on Form 8-K, dated April 7, 2003 (as amended on April 9, 2003). A copy of KPMG's letter (as required by Item 304(a)(3) of Regulation S-K) was filed as Exhibit 16.1 to such Current Report.

OTHER MATTERS

Other Business

        The Board of Directors does not know of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting and discussed above. If other matters should come before the Annual Meeting, however, the proxyholders will vote in accordance with their best judgment.

Proposals of Security Holders for 2005 Annual Meeting

        Shareholders desiring to submit proposals for the Proxy Statement for the 2005 Annual Meeting will be required to submit them to the Company in writing on or before December 8, 2004. Any shareholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder. Proposals should be addressed to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.

Other Security Holder Proposals for Presentation at the 2005 Annual Meeting

        For any proposal that is not submitted for inclusion in the 2005 Proxy Statement but is instead sought to be presented directly at the 2005 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company (1) receives notice of the proposal before the close of business on February 21, 2005, and advises share owners in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 21, 2005. Notices of intention to present proposals at the 2005 Annual Meeting should be addressed to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.

Additional Information

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 will be furnished without charge upon receipt of a written request. The exhibits to that report will also be provided upon request and payment of copying charges. Requests should be directed to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.

APPENDIX A

AUDIT & FINANCE COMMITTEE CHARTER
SKYWEST, INC.

Purpose of the Committee

        The purpose of the Audit and Finance Committee (the "Committee") of the Board of Directors (the "Board") of SkyWest, Inc. (the "Company") is to oversee the Company's accounting and financial reporting processes, systems of internal accounting and financial controls, and the audits of the Company's financial statements.

        The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions. The Committee shall have sole authority to determine the fees and retention terms of such counsel, accountants, experts and advisors. The Committee shall have full access to all books, records, facilities and personnel of the Company.

Committee Membership

        The Committee shall consist of three or more independent directors of the Board. For purposes of this Charter, the term "independent director" means a director who meets the NASDAQ Stock Market, Inc. definition of an "independent director," as determined by the Board.

        Members of the Committee shall be appointed by the Board based on nominations recommended by the Nominating and Corporate Governance Committee of the Board and shall serve at the pleasure of the Board and for such terms as the Board may determine. As determined by the Board, each member of the Committee shall be financially literate at the time of appointment, and at least one member of the Committee shall have accounting or related financial management expertise, as provided in the listing standards of the NASDAQ Stock Market, Inc.

Committee Structure and Operations

        The Board shall designate one member of the Committee as its Chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee shall meet separately in executive session periodically with each of management, the principal internal auditor of the Company and the outside auditors of the Company (the "External Auditors"). The Committee shall report regularly to the Board with respect to its activities.

        Except as prohibited by applicable law or this Charter, the Committee may form and delegate authority to subcommittees as the Committee reasonably deems appropriate. The Committee may designate a non-member to serve as secretary at committee meetings to keep meeting minutes.

Committee Authority, Duties and Responsibilities

        The Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD") and other applicable regulatory authorities, have the following responsibilities and authority:

1)
The Committee shall pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Securities Exchange Act of 1934, as amended (the "Act").

2)
The Committee shall have sole authority to appoint, determine funding for and oversee the External Auditors as set forth in Section 10A(m)(2) of the Act.

3)
The Committee shall establish procedures for complaints as set forth in Section 10A(m)(4) of the Act, including the (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4)
The Committee shall have the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

5)
The Committee shall prepare the report of the Committee required by the rules of the SEC to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of a Form 10-K).

6)
The Committee shall review and discuss with management and the External Auditors the audited financial statements and disclosures to be made in management's discussion and analysis, prior to the filing of each Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K).

7)
The Committee shall review and consider with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as that statement may be amended from time to time, including, without limitation, the amendments contained in SAS No. 90.

8)
As a whole, or through the Chairperson, the Committee will review and discuss with management and the External Auditors the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of each Quarterly Report on Form 10-Q, including the results of the External Auditors' reviews of the quarterly financial statements.

9)
The Committee shall review and discuss with management and the External Auditors the quality and adequacy of the Company's financial controls, including the Company's internal audit program.

10)
The Committee shall discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

11)
The Committee shall discuss with management and the External Auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company's financial statements.

12)
The Committee shall:

  •
  Request from the External Auditors annually a formal written statement delineating all relationships between the External Auditors and the Company consistent with Independence Standards Board Standard Number 1;

  •
  Discuss with the External Auditors any disclosed relationships and their impact on the independence of the External Auditors; and

  •
  Recommend that the Board take appropriate action in response to the report of the External Auditors to satisfy itself of the independence of the External Auditors.

13)
The Committee shall review the performance of the Company's Chief Executive Officer, Chief Financial Officer and Controller as their performance relates to financial controls and procedures.

14)
The Committee shall review and approve the Company's investment policy.

15)
With respect to compliance oversight responsibilities, the Committee shall:

  •
  Obtain from the External Auditors acknowledgement that the provisions of Section 10A of the Act (regarding, among other things, audit procedures designed to detect illegal acts and related-party transactions and the Company's operations as a going concern) have been observed.

  •
  Obtain reports from the Company's Director of Human Resources, the External Auditors and Company's internal auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Corporate Conduct. The Committee will also review reports and disclosures of related party transactions and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Corporate Conduct.

  •
  Discuss with management and the External Auditors any material correspondence between the Company and regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

  •
  Discuss with the Company's management or legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

16)
The Committee will review and discuss with management the content of the Company's proxy statement and related materials, including any report or disclosure with respect to the actions and duties of the Committee.

17)
The Committee shall annually review its own performance and this Charter and recommend to the Board any proposed changes to this Charter.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, to assess and manage the Company's exposure to risk or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles in the United States and applicable rules and regulations. These are the responsibilities of management and the External Auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the External Auditors or to assure compliance with applicable laws and regulations or the Company's Code of Conduct.

APPENDIX B

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

Purpose of Committee

        The purpose of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of SkyWest, Inc. (the "Company") is to recommend individuals to the Board for nomination as members of the Board and its Committees and to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

        The Committee shall consist of three or more independent directors of the Board. For purposes of this Charter, the term "independent director" means a director who meets the NASDAQ Stock Market, Inc. definition of "independent director" as determined by the Board.

        Members of the Committee shall be appointed by the Board based on nominations recommended by the Committee and shall serve at the pleasure of the Board and for such terms as the Board may determine.

Committee Structure and Operations

        The Committee shall designate one member of the Committee as its Chairperson. In the event of a tie vote on any issue, the Chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Chairperson, with further meetings to occur, or actions to be taken by written consent, when deemed necessary or desirable by the Committee or the Chairperson.

Committee Duties and Responsibilities

        The following are the duties and responsibilities of the Committee:

1)
Review the operation and size of the Board and make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board.

2)
Identify individuals believed to be qualified to become members of the Board and to recommend to the Board the nominees to stand for election as directors at the annual meeting of the Company's shareholders or, if applicable, at a special meeting of the Company's shareholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by the Company's shareholders. In nominating a candidate, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of the other members of the Board, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management, but is not required to do so.

3)
Identify nominees qualified to fill vacancies on any committee of the Board (including the Committee) and recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the applicable committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the applicable committee and the interplay of the candidate's experience with the experience of other members of the applicable committee.

4)
Establish procedures for the Committee to exercise oversight of the evaluation of the Board and the Company's senior executive officers.

5)
Develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to review those principles at least once a year.

6)
Recommend board compensation to the Board.

7)
Review and recommend succession and selection of the Chief Executive Officer and other senior executive officers of the Company.

8)
Make an annual report to the Board of the Committee's work.

PROXY
SKYWEST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Jerry C. Atkin, Bradford R. Rich and Eric D. Christensen, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of SkyWest, Inc., a Utah corporation (the "Company"), held of record by the undersigned on March 31, 2004 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the SkyWcst Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 4, 2004, at 11.00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.
ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

☐	FOR all nominees listed below (except as marked to the contrary).	☐	WITHOUT AUTHORITY to vote for all nominees listed below.

        (INSTRUCTION: To withhold authority to vote for any individual nominee. strike a line through the nominee's name in the list below.)

JERRY C. ATKIN	J. RALPH ATKIN	STEVEN F. UDVAR-HAZY
IAN M. CUMMING	W. STEVE ALBRECHT	MERVYN K. COX
SIDNEY J. ATKIN	HYRUM W. SMITH	ROBERT G. SARVER
2.
Ratification of the Appointment of Ernst & Young LLP to serve as the independent auditor of the Company for the fiscal year ending December 31, 2004

☐	For	☐	Against	☐	Abstain
3.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

        Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:	2004	Signature
Signature if held jointly

        (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 4, 2004
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS May 4, 2004
REPORT OF THE AUDIT AND FINANCE COMMITTEE
OTHER MATTERS
APPENDIX A
AUDIT & FINANCE COMMITTEE CHARTER SKYWEST, INC.
APPENDIX B
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
PROXY SKYWEST, INC.